Exhibit 10.23

SIXTH AMENDMENT TO LEASE

THIS SIXTH AMENDMENT TO LEASE ("Sixth Amendment") is made and entered into as of the 31st day of December, 2014, by and between MULLROCK 3 TORREY PINES, LLC, a Delaware limited liability company ("Landlord") and AUSPEX PHARMACEUTICALS, INC., a Delaware corporation ("Tenant").

R E C I T A L S:

A. Landlord and Tenant entered into that certain Office Lease dated as of June 6, 2011 (the "Original Lease"), as modified by (i) that certain First Amendment to Lease dated as of June 21, 2012 by and between Landlord and Tenant ("First Amendment"), (ii) that certain Second Amendment to Lease dated as of November 13, 2012, by and between Landlord and Tenant ("Second Amendment"),  (iii) that certain Third Amendment to Lease dated as of February 14, 2014 by and between Landlord and Tenant ("Third Amendment") , (iv) that certain Fourth Amendment to Lease dated as of July 25, 2014 by and between Landlord and Tenant ("Fourth Amendment"), and (v) that certain Fifth Amendment to Lease dated as of November 30, 2014 by and between Landlord and Tenant ("Fifth Amendment"), whereby Landlord leased to Tenant and Tenant leased from Landlord certain space located in that certain building located and addressed at 3333 North Torrey Pines Court, San Diego, California (the "Building"). The Original Lease, as modified by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment, may be referred to herein as the "Lease."

B. By this Sixth Amendment, Landlord and Tenant desire to modify certain of Tenant's parking rights in the Lease and to otherwise modify the Lease as provided herein.

C. Unless otherwise defined herein, capitalized terms as used herein shall have the same meanings as given thereto in the Lease.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

A G R E E M E N T:

1. Modification of Tenant's Parking Rights. In addition to Tenant's parking rights described in Section 10 of the Fifth Amendment , Tenant shall, during the Expansion Space Term, have the right to rent up to an additional five (5) unreserved parking privileges in the surface parking  lot adjacent to the Building  but such five (5) additional unreserved parking privileges shall be at a monthly charge of One Hundred Twenty Five Dollars ($125.00) per space, per month; provided , however, that as a condition to Tenant's leasing of any such additional parking privileges, Tenant shall provide prior written notice to Landlord electing to lease such additional parking privileges. Section 14 of the Fourth Amendment is hereby modified to provide that in the event Landlord (in its sole discretion) elects to construct an additional parking facility in the Project, then Landlord shall provide Tenant with six (6) (and not four (4)) additional unreserved parking privileges in such additional parking facility.

2. Signing Authority. Each individual executing this Sixth Amendment on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in the State of California and that Tenant has full right and authority to execute and deliver this Sixth Amendment and that each person signing on behalf of Tenant is authorized to do so.

3. No Further Modification. Except as set forth in this Sixth Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect.

IN WITNESS WHEREOF, this Sixth Amendment has been executed as of the day and year first above written.

LANDLORD:	MULLROCK 3 TORREY PINES, LLC, a Delaware limited liability company

	By:	Mullrock 3 Torrey Pines Manager, LLC, a Delaware limited liability company Its Non-Member Manager

	By:	Mullrock 3, LLC, a Delaware limited liability company Its Sole Member

		By:	Muller-Rock 3, LLC, a California limited liability company Its Managing Member

		By:	/s/ Stephen J. Muller
Name: Stephen J. Muller Title: Managing Member

"TENANT"	AUSPEX PHARMACEUTICALS, INC., a Delaware corporation

	By:	/s/ John Schmid
		Print Name:	John Schmid
		Print Title:	CFO

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